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                                LETTER OF INTENT



     This Letter of Intent made and entered into as of August 23, 1996 ("Effective Date") between DENTAL MEDICAL DIAGNOSTIC SYSTEM, LLC. a U.S. corporation, having its principal place of business at 200 N. Westlake Blvd. Suite 202 Westlake Village CA 91362, U.S.A. ("DMD") and OLYMPUS JAPAN CO., LTD., a Japanese corporation, having its principal place of business at Ryumeikan-building, 4-banchi, Kandasurugadai 3-chome, Chiyoda-ku, Tokyo, Japan ("OLJ").

                                WITNESSETH THAT:

     WHEREAS, DMD is engaged in the business of development and manufacture of intraoral cameras; and

     WHEREAS, OLJ desires to purchase intraoral cameras from DMD for distribution and resale under its name and on its own account;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE 1. PRELIMINARIES

     DMD and OLJ hereby state their intent and desire to enter into a binding OEM Purchase Agreement (the "Final Agreement") with respect to supply and purchase of intraoral cameras (TeliCam 1000/100 and its equivalents) and their improvements (collectively the "Products") which satisfy the specifications agreed upon by both parties (the "Specifications"). This Letter of Intent summarizes the principal terms which have been discussed. The parties acknowledge that these proposed terms are subject to changes, additions or deletions by mutual agreement prior to execution of the Final Agreement.

ARTICLE 2. OEM PRODUCTS

     DMD shall manufacture, sell and ship to OLJ the Products. DMD shall attach trademarks, logos and/or trade names as designated by OLJ (collectively "OLJ Trademarks" ) to the Products in accordance with OLJ's instructions. DMD agrees that OLJ may have its affiliated companies distribute the Products.

ARTICLE 3. PURCHASE OF THE PRODUCTS

     3.1 DMD shall sell and ship to OLJ, on the exclusive basis in Japan, the Products pursuant to purchase orders issued by OLJ in accordance with the pricing schedules as agreed upon by both parties, and OLJ shall purchase and accept shipment of such Products and shall have the exclusive right to market the Products in Japan.

     3.2 Additional countries in which the Products may be distributed or otherwise marketed by OLJ shall be added upon mutual agreement.



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ARTICLE 4. SHIPMENT

     Shipment for the Products shall be made on the basis of F. 0. B. or F. C.
A. Los Angeles in accordance with OLJ's shipping instructions. The trade terms used in this Letter of Intent or any other communications between both parties in connection with the Products shall be governed and interpreted by the provisions of INCOTERMS, 1990 edition, as amended, unless otherwise specifically stated.

ARTICLE 5. PAYMENT

     DMD shall, at the shipment of the Products, issue to OLJ the invoice for such Products by facsimile and OLJ shall make payments against such invoices within thirty (30) days after the issuance of such invoice. The payment shall be made in U. S. Dollars by transmitting the invoice amount to the bank account designated by DMD.

ARTICLE 6. TARGET PURCHASES

     OLJ shall use commercially reasonable efforts to purchase at least 3,000 units of the Products from DMD for three (3) years commencing upon the first commercial shipment date of the Products (the "First Shipping Date"), but shall, in no event, be obligated to do so, nor be liable to DMD for failure to do so. The target purchase volume of the Products for each of years commencing upon the First Shipment Date and the first and second anniversary dates thereof shall be described in Exhibit A.

ARTICLE 7. SALES TO CUSTOMERS

     7.1 No later than three (3) months before the end of each twelve months from the execution date of the Final Agreement, the parties shall discuss, in good faith, sales prospects of the Products by OLJ to its customers over the next subsequent twelve (12) months based on the actual sales over the past twelve (12) months.

     7.2 Both parties shall exchange any information regarding sales to their respective customers at any reasonable time as agreed upon by both parties.

ARTICLE 8. SALES BY DMD

     8.1 DMD shall not sell or ship any Products, with or without OLJ Trademark(s), and any products similar to the Products (the "Similar Products"), directly or indirectly, to any person or company in Japan other than OLJ. Subject to Article 8.2 below, DMD reserves the right to sell the Products without OLJ Trademark(s) and the Similar Products to any person or company ("DMD Customers") outside Japan.


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     8.2 DMD shall not sell the Products and the Similar Products to DMD
Customers outside Japan which DMD knows or has reason to believe intends to resell or reexport the Products to any person or company in Japan.

ARTICLE 9. REPAIR SERVICE

         OLJ shall provide OLJ's customers with the repair service on the Products sold by OLJ; provided that DMD shall provide OLJ with repair and maintenance training, repair parts, jigs and tools necessary for OLJ to provide after-sale service on the Products for seven (7) years after the discontinuance of production of each type of the Products.

ARTICLE 10.  WARRANTY

         DMD shall warrant to OLJ and its customers that all the Products purchased by OLJ meet the Specifications. The warranty period shall be for a period of one (1) year after the date the Products pass OLJ's receiving inspection.

ARTICLE 11.  PATENT INDEMNIFICATION

         DMD shall indemnify and hold OLJ harmless from any liabilities, costs, damages and claims for any infringement of any patent or other intellectual property right owned or controlled by a third party, arising from the sales or use of the Products.

ARTICLE 12.  PRODUCT LIABILITY

         DMD shall indemnify and hold OLJ harmless from any liabilities, costs, damages and claims which may arise or to be asserted upon personal injury or property damage resulting from any actual or alleged defect of the Products.

ARTICLE 13.  TERM

         The Final Agreement shall be in effect for three (3) years commencing the effective date thereof and may be extended by a period as agreed upon by both parties in writing if both parties agree to the extension of the Final Agreement at least three (3) months before expiration of the initial term.

ARTICLE 14.  CONFIDENTIAL INFORMATION

         Each party shall keep in confidence and not disclose to any third party any and all sales, marketing, technical, maintenance or any other information disclosed by or acquired from the other party under this Letter of Intent and marked or identified as confidential or proprietary; provided, however, that said obligation shall not apply to the information which:

     (a)  is known to the public at the time of disclosure,

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     (b)  becomes known to the public through no fault of the receiving party after the time of disclosure,

     (c) is in the possession of the receiving party at the time of disclosure, or

     (d) is lawfully received by the receiving party from a third party after the time of disclosure.

ARTICLE 15.  OLJ TRADEMARKS

         DMD shall not use OLJ Trademarks for the purpose other than supply of the Products to OLJ.

ARTICLE 16.  GOVERNING LAW

         This Letter of Intent shall be governed by, performed under and construed in accordance with the laws of Japan, without giving effect to the conflict of law principles thereof.

ARTICLE 17.  FINAL AGREEMENT

     17.1 The Final Agreement shall contain such additional terms and conditions as are customary in agreements of this type.

     17.2 Either party shall have a right to terminate the Final Agreement if there is a material breach by the other party.

     17.3 This Letter of Intent represents the intent of the parties but is not binding on the parties. Notwithstanding the foregoings in this Paragraph 17.3, both parties shall not be released from the confidentiality obligation provided in Article 14 hereof for three (3) years after execution of this Letter of Intent. Only the Final Agreement, as executed by the parties, is binding on the parties. Upon execution of the Final Agreement, this Letter of Intent shall be terminated and superseded by the Final Agreement.

     17.4 Both parties desire to conclude the Final Agreement after execution of this Letter of Intent. However, in the case that the Final Agreement is not concluded, then, each party shall have no obligation to the other thereafter except for the confidentiality obligation provided in Article 14 hereof.

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     IN WITNESS WHEREOF, the parties have caused this Letter of Intent to be executed as of the day and year first above written by their duly authorized representatives.


(DMD)
DENTAL MEDICAL DIAGNOSTIC SYSTEM, LLC.


--------------------------------------
NAME:  Robert Gurevitch

--------------------------------------
TITLE:  President/CEO

--------------------------------------
SIGNATURE:
                [SIG]
--------------------------------------
DATE:  August 26, 1996


(OLJ)
OLYMPUS JAPAN CO., LTD.


--------------------------------------
NAME:   Takashi Nozumi

--------------------------------------
TITLE:  Director/Division Manager of
        the New Business Division

--------------------------------------
SIGNATURE:
                [SIG]
--------------------------------------
DATE:  8/6/96




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                                   EXHIBIT A

              TARGET PURCHASE VOLUME OF THE PRODUCTS FOR EACH YEAR

                   Term                               Volume
                   ----                               ------

1. For the first year (commencing upon the
                       First Shipment Date)           500 units

2. For the second year                              1,000 units

3. For the third year                               1,500 units


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